EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Grandparents.com, Inc. (the “Company”) on Form 10-Q for the quarter ended March 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Steven E. Leber, Co-Chief Executive Officer, and Joseph Bernstein, Co-Chief Executive Officer, Chief Financial Officer and Treasurer, of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.            the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.            the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: May 15, 2014

/s/ Steven E. Leber
Steven E. Leber,
Co-Chief Executive Officer

/s/ Joseph Bernstein
Joseph Bernstein,
Co-Chief Executive Officer, Chief Financial Officer and Treasurer